UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 5, 2006

Maverick Oil and Gas, Inc.

(Exact name of registrant as specified in its charter)

Nevada

(State or Other Jurisdiction of Incorporation)

000-50428	98-0377027
(Commission File Number)	(IRS Employer Identification Number)

16415 Addison Road, Suite 850, Addison, TX 75001-5332
(Address of Principal Executive Offices)

(214) 239-4333

(Registrant’s Telephone Number, Including Area Code)

888 E. Las Olas Blvd, Suite 400, Ft. Lauderdale, FL 33301
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

/ /Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

/ / Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14-12)

/ / Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b)

/ / Pre-commencement communications pursuant to Rule 13-e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Forward-Looking Statement

This Current Report contains forward looking statements within the meaning of section 27A of the Securities Act of 1933, as amended, and section 21E of the Securities Exchange Act of 1934, as amended, regarding future results, levels of activity, events, trends or plans. We have based these forward-looking statements on our current expectations and projections about such future results, levels of activity, events, trends or plans. These forward looking statements are not guarantees and are subject to known and unknown risks, uncertainties and assumptions about us that may cause our actual results, levels of activity, events, trends or plans to be materially different from any future results, levels of activity, events, trends or plans expressed or implied by such forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as guidance, may, will, should, could, would, expect, plan, anticipate, believe, estimate, continue or the negative of such terms or other such expressions. There are a number of factors that could cause our actual results to differ materially from our expectations, including but not limited to those factors disclosed in our Annual Report on Form 10-KSB, our other filings with the Securities and Exchange Commission, as well as our other public documents and press releases which can be found on our web site (www.maverickoilandgas.com). Readers are cautioned not to place undue reliance on our forward looking statements, as they speak only as of the date made. Such statements are not guarantees of future performance or events and we undertake no obligation to disclose any revision to these forward looking statements to reflect events or circumstances occurring after the date hereof.

Item 1.01	Entry into a Material Definitive Agreement.

On September 5, 2006, effective as of August 7, 2006, we entered into a Separation Agreement with our former Executive Vice President, James Parrish. Under the terms of the Separation Agreement, we have agreed to provide Mr. Parrish with, a continuation of his base salary and employee benefits for a period of six months and accelerate the vesting of certain options and restricted shares. Under the Separation Agreement, we have executed mutual releases with Mr. Parrish. A copy of the Separation Agreement is filed as an exhibit to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.02	Departure of Directors or Principal Officers; Election of Director; Appointment of Principal Officer.

 We accepted the resignation of Mr. James Parrish, our former Executive Vice President. Mr.  Parrish resigned from such positions for personal reasons and to pursue other business opportunities.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits
Exhibit No.	Description
10.43	Separation Agreement dated as of August 7, 2006, between Maverick Oil and Gas, Inc. and James Parrish

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MAVERICK OIL AND GAS, INC.

Date: September 8, 2006	By:	/s/ James A. Watt

James A. Watt, CEO

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